Exhibit 99.4



                                   APPENDIX A

                              DEFINITIONS AND USAGE

                                      Usage

                  The following rules of construction and usage shall be applicable to any agreement or instrument that is governed by this Appendix:

                  (a) All terms defined in this Appendix shall have the defined meanings when used in any agreement or instrument governed hereby and in any certificate or other document made or delivered pursuant thereto unless otherwise defined therein.

                  (b) As used herein, in any agreement or instrument governed hereby and in any certificate or other document made or delivered pursuant thereto, accounting terms not defined in this Appendix or in any such agreement, instrument, certificate or other document, and accounting terms partly defined in this Appendix or in any such agreement, instrument, certificate or other document, to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles as in effect on the date of such agreement or instrument. To the extent that the definitions of accounting terms in this Appendix or in any such agreement, instrument, certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Appendix or in any such instrument, certificate or other document shall control.

                  (c) The words "hereof," "herein," "hereunder" and words of similar import when used in an agreement or instrument refer to such agreement or instrument as a whole and not to any particular provision or subdivision thereof; references in an agreement or instrument to "Article," "Section" or another subdivision or to an attachment are, unless the context otherwise requires, to an article, section or subdivision of or an attachment to such agreement or instrument; and the term "including" means "including without limitation."

                  (d) The definitions contained in this Appendix are equally applicable to both the singular and plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

                  (e) Any agreement, instrument or statute defined or referred to below or in any agreement or instrument that is governed by this Appendix means such agreement or instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted successors and assigns.

                  "Accrued Class A Monthly Pay Interest" shall mean, with respect to any Monthly Distribution Date, the sum of the Monthly Pay Class A Noteholders' Accrued Interest for such Monthly Distribution Date and the Monthly Pay Class A Noteholders' Interest Carryover Shortfall for such Monthly Distribution Date.

                  "Accrued Class A Quarterly Pay Interest" shall mean, with respect to any Quarterly Payment Date, the sum of the Quarterly Pay Class A Noteholders' Accrued Interest for such Monthly Distribution Date and the Quarterly Pay Class A Noteholders' Interest Carryover Shortfall for such Quarterly Payment Date.

                  "Accrued Class B Note Interest" shall mean, with respect to any Monthly Distribution Date, the sum of the Class B Noteholders' Monthly Accrued Interest for such Monthly Distribution Date and the Class B Noteholders' Interest Carryover Shortfall for such Monthly Distribution Date.

                  "Accrued Class C Certificate Interest" shall mean, with respect to any Monthly Distribution Date, the sum of the Class C Certificateholders' Monthly Accrued Interest for such Monthly Distribution Date and the Class C Certificate Interest Carryover Shortfall for such Monthly Distribution Date.

                  "Accrued Class D Certificate Interest" shall mean, with respect to any Monthly Distribution Date, the sum of the Class D Certificateholders' Monthly Accrued Interest for such Monthly Distribution Date and the Class D Certificateholders' Interest Carryover Shortfall for such Monthly Distribution Date.

                  "Accrued Fixed Rate Payments" shall mean, with respect to any Monthly Distribution Date, the total amount accrued at the applicable Fixed Rate Class A Swap Rates on the notional amounts of the Quarterly Pay Class A Note Interest Rate Swaps for such Monthly Distribution Date, computed on the basis of a 360-day year consisting of twelve 30 day months for all purposes of the Basic Documents.

                  "Accrued VPTN Interest" shall mean, with respect to any Monthly Distribution Date, the sum of the Class VPTN Noteholders' Monthly
Accrued Interest for such Monthly Distribution Date and the Class VPTN Noteholders' Interest Carryover Shortfall for such Monthly Distribution Date.

                  "Accumulation   Account"   shall   mean   the   administrative
subaccount of the Collection  Account  established  and  maintained  pursuant to
Section 4.1(f) of the Sale and Servicing Agreement.

                  "Act" shall have the meaning specified in Section 11.3(a) of the Indenture.

                  "Actuarial Advance" shall mean the amount, as of the last day of a Collection Period, which the Servicer is required to advance on the respective Actuarial Receivable pursuant to Section 4.4(a) of the Sale and Servicing Agreement.

                  "Actuarial Method" shall mean the method of allocating a fixed level payment on a Receivable between principal and interest, pursuant to which the portion of such payment that is allocated to interest is the product of one-twelfth (1/12) of the APR on the Receivable multiplied by the scheduled principal balance of the Receivable.

                  "Actuarial Receivable" shall mean any Receivable under which the portion of a payment with respect thereto allocable to interest and the portion of a payment with respect thereto allocable to principal is determined in accordance with the Actuarial Method.

                  "Additional Receivable" means a retail installment sale contract which appears on the Schedule of Additional Receivables attached to a First Tier Subsequent Assignment or Second Tier Subsequent Assignment, as applicable, and any amendments, modifications or supplements to such retail installment sale contract.

                  "Additional Receivables Purchase Price" means, with respect to any Additional Receivables, the purchase price of such Additional Receivables determined by multiplying the aggregate Principal Balance of such Additional Receivables as of their respective Subsequent Cutoff Date by 94.63%.

                  "Administration   Agreement"  shall  mean  the  Administration
Agreement, dated as of October 1, 2000, by and among the Administrator, the Issuer and the Indenture Trustee.

                  "Administrator" shall mean Ford Credit, in its capacity as administrator under the Administration Agreement, or any successor Administrator thereunder.

                  "Affiliate"  shall mean, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any Person shall mean the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing.

                  "Aggregate Certificate Balance" shall mean, as of any date of determination, the sum of the Certificate Balance as of such date of the Class C Certificates and the Certificate Balance as of such date of the Class D Certificates.

                  "Amortization Date" means the earlier of (i) the Scheduled Amortization Date and (ii) the date on which an Early Amortization Event occurs.

                  "Amortization   Period"  means  the  period  starting  on  the
Amortization Date and ending on the date that all classes of Notes and Certificates have been paid in full.

                  "Amount Financed" shall mean, with respect to a Receivable, the amount advanced under the Receivable toward the purchase price of the Financed Vehicle and any related costs.

                  "Annual Percentage Rate" or "APR" of a Receivable shall mean the annual rate of finance charges stated in the Receivable.

                  "Applicable Tax State" shall mean, as of any date of determination, each State as to which any of the following is then applicable:
(a) a State in which the Owner Trustee maintains its Corporate Trust Office, (b) a State in which the Owner Trustee maintains its principal executive offices, and (c) the State of Michigan.

                  "Assignment" shall mean the document of assignment attached as Exhibit A to the Purchase Agreement.

                  "Authenticating  Agent"  shall have the meaning  specified  in
Section 2.14 of the Indenture.

                  "Authorized Newspaper" shall mean a major newspaper, in the official language of the country of publication, customarily published at least once a day for at least five days in each calendar week, and of general circulation in Luxembourg.

                  "Authorized Officer" shall mean, (i) with respect to the Issuer, any officer within the Corporate Trust Office of the Owner Trustee, including any vice president, assistant vice president, secretary, assistant secretary or any other officer of the Owner Trustee customarily performing functions similar to those performed by any of the above designated officers and, for so long as the Administration Agreement is in full force and effect, any officer of the Administrator who is authorized to act for the Administrator in matters relating to the Issuer and to be acted upon by the Administrator pursuant to the Administration Agreement; and (ii) with respect to the Indenture Trustee or the Owner Trustee, any officer within the Corporate Trust Office of the Indenture Trustee or the Owner Trustee, as the case may be, including any vice president, assistant vice president, secretary, assistant secretary or any other officer of the Indenture Trustee or the Owner Trustee, as the case may be, customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject and shall also mean, with respect to the Owner Trustee, any officer of the Administrator.

                  "Available Collections" shall mean, for any Monthly Distribution Date, the sum of the following amounts with respect to the Collection Period preceding such Monthly Distribution Date: (i) all scheduled payments and all prepayments in full collected with respect to Actuarial Receivables (including amounts withdrawn from the Payahead Account but excluding amounts deposited into the Payahead Account) and all payments collected with respect to Simple Interest Receivables; (ii) all Liquidation Proceeds attributable to Receivables which became Liquidated Receivables during such Collection Period in accordance with the Servicer's customary servicing procedures, and all recoveries in respect of Liquidated Receivables which were written off in prior Collection Periods; (iii) all Actuarial Advances made by the Servicer of principal due on the Actuarial Receivables; (iv) all Monthly Advances made by the Servicer of interest due on the Receivables and all amounts advanced by the Servicer pursuant to Section 4.4(c) of the Sale and Servicing Agreement; (v) the Purchase Amount received with respect to each Receivable that became a Purchased Receivable during such Collection Period; (vi) any investment earnings from Permitted Investments in the Accumulation Account; (vii) on any Quarterly Payment Date, the excess of the amount on deposit in the Class A Quarterly Interest Funding Account and the aggregate amount of interest due on the Quarterly Pay Class A Notes after giving effect to all deposits into such account and the payment of the Net Swap Payments on the Quarterly Pay Floating Rate Class A Note Interest Rate Swaps on such Quarterly Payment Date; and (viii) partial prepayments of any refunded item included in the principal balance of a Receivable, such as extended warranty protection plan costs, or physical damage, credit life, disability insurance premiums, or any partial prepayment which causes a reduction in the Obligor's periodic payment to an amount below the Scheduled Payment as of the Initial Cutoff or any Subsequent Cut-Off Date; provided, however, that in calculating the Available Collections the following will be excluded: (i) amounts received on any Receivable to the extent that the Servicer has previously made an unreimbursed Monthly Advance on such Receivable;
(ii) amounts received on any of the Receivables to the extent that the Servicer has previously made an unreimbursed Monthly Advance on a Receivable which is not recoverable from collections on the particular Receivable; (iii) Liquidation Proceeds with respect to a particular Actuarial Receivable to the extent of any unreimbursed Actuarial Advances thereon; (iv) all payments and proceeds (including Liquidation Proceeds) of any Receivables the Purchase Amount of which has been included in the Available Funds in a prior Collection Period; (v) Liquidation Proceeds with respect to a Simple Interest Receivable attributable to accrued and unpaid interest thereon (but not including interest for the then current Collection Period) but only to the extent of any unreimbursed Simple Interest Advances; (vi) amounts constituting the Supplemental Servicing Fee;
(vii) amounts on deposit in the Accumulation Account (exclusive of investment earnings from Permitted Investments); (viii) amounts on deposit in the Class A Quarterly Interest Funding Account (except to the extent of, on any Quarterly Payment Date, amounts that are not required to pay the amount of interest due on the Quarterly Pay Class A Notes); and (ix) any amounts on deposit in the VPTN Proceeds Account.

                  "Available Funds" shall mean, for any Monthly Distribution Date, the sum of (i) the Available Collections for such Monthly Distribution
Date, (ii) the Reserve Account Release Amount for such Monthly Distribution Date, (iii) the Net Swap Receipts on the Monthly Pay Class A Note Interest Rate Swaps and the Variable Pay Term Notes Interest Rate Swap and (iv) and any Swap Termination Payments received from the Swap Counterparties to the extent that such amounts will not be applied by the Indenture Trustee to make an initial payment to the Swap Counterparty relating to a replacement Interest Rate Swap Agreement.

                  "Bank" shall mean The Bank of New York, a New York banking corporation.

                  "Bankruptcy Code" shall mean the United States Bankruptcy Code, 11 U.S.C. 101 et seq., as amended.

                  "Basic Documents" shall mean the Certificate of Limited Partnership, the Limited Partnership Agreement, the Certificate of Trust, the Trust Agreement, the Purchase Agreement, the Sale and Servicing Agreement, the Indenture, the Administration Agreement, the Note Depository Agreement, the Interest Rate Swap Agreements, the Control Agreement and the other documents and certificates delivered in connection therewith.

                  "Book-Entry Note" shall mean a beneficial interest in any of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class A-5 Notes and the Class B Notes, in each case issued in book-entry form as described in Section 2.11 of the Indenture.

                  "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions or trust companies in New York, New York or the State of Delaware are authorized or obligated by law, regulation or executive order to remain closed.

                  "Business Trust Statute" shall mean Chapter 38 of Title 12 of the Delaware Code, 12 Delaware Code ' 3801 et seq., as amended.

                  "Calculation Agent" shall mean the calculation agent appointed to calculate interest rates and interest amounts on the Floating Rate Class A Notes and VPTNs and to perform other duties pursuant to Section 3.19 of the Indenture, and shall initially be The Chase Manhattan Bank.

                  "Capital Account" shall mean the account established pursuant to Section 3.2 of the Trust Agreement and the amount of any Certificateholder's Capital Account shall be the amount determined in accordance with such Section
3.2 of the Trust Agreement.

                  "Certificates" shall mean the Class C Certificates and the Class D Certificates, collectively.

                  "Certificate Balance" shall mean, with respect to each Class of Certificates and as the context so requires, (i) with respect to all Certificates of such Class, an amount equal to, initially, the Initial Certificate Balance of such Class of Certificates and, thereafter, an amount equal to the Initial Certificate Balance of such Class of Certificates, reduced by all amounts distributed to Certificateholders of such Class of Certificates and allocable to principal or (ii) with respect to any Certificate of such Class, an amount equal to, initially, the initial denomination of such
Certificate and, thereafter, an amount equal to such initial denomination, reduced by all amounts distributed in respect of such Certificate and allocable to principal; provided, that in determining whether the Certificateholders of Certificates evidencing the requisite portion or percentage of the Aggregate Certificate Balance have given any request, demand, authorization, direction, notice, consent, or waiver hereunder or under any Basic Document, Certificates owned by the Issuer, any other obligor upon the Certificates, the Seller, the Servicer or any Affiliate of any of the foregoing Persons shall be disregarded and deemed to be excluded from the Certificate Balance of the applicable Class, except that, in determining whether the Indenture Trustee and Owner Trustee shall be protected in relying on any such request, demand, authorization, direction, notice, consent, or waiver, only Certificates that a Trustee Officer of the Indenture Trustee, if applicable, and an Authorized Officer of the Owner Trustee with direct responsibility for the administration of the Trust Agreement, if applicable, knows to be so owned shall be so disregarded. Certificates so owned that have been pledged in good faith may be regarded as included in the Certificate Balance of the applicable Class if the pledgee establishes to the satisfaction of the Indenture Trustee or the Owner Trustee, as applicable, the pledgee's right so to act with respect to such Certificates and that the pledgee is not the Issuer, any other obligor upon the Certificates, the Seller, the Servicer or any Affiliate of any of the foregoing Persons.

                  "Certificate  Distribution  Account"  shall  mean  each of the
Certificate  Interest   Distribution  Account  and  the  Certificate   Principal
Distribution Account.

                  "Certificate Interest Distribution Account" shall mean the account established and maintained as such pursuant to Section 4.1(c) of the Sale and Servicing Agreement.

                  "Certificate Principal Distribution Account" shall mean the account established and maintained as such pursuant to Section 4.1(c) of the Sale and Servicing Agreement.

                  "Certificateholder" shall mean a Person in whose name a Certificate is registered in the Certificate Register.

                  "Certificate   of   Limited   Partnership"   shall   mean  the
Certificate of Limited Partnership of the Depositor filed for the Depositor pursuant to Section 17-201(a) of the Limited Partnership Act.

                  "Certificate of Trust" shall mean the Certificate of Trust in the form of Exhibit F to the Trust Agreement filed for the Trust pursuant to
Section 3810(a) of the Business Trust Statute.

                  "Certificate Paying Agent" shall mean any paying agent or co-paying agent appointed pursuant to Section 3.10 of the Trust Agreement and shall initially be the Owner Trustee.

                  "Certificate Pool Factor" shall mean, with respect to each Class of Certificates as of the close of business on the last day of a Collection Period, a seven-digit decimal figure equal to the Certificate Balance of such Class of Certificates (after giving effect to any reductions therein to be made on the immediately following Monthly Distribution Date) divided by the Initial Certificate Balance of such Class of Certificates. Each Certificate Pool Factor will be 1.0000000 as of the Closing Date; thereafter, each Certificate Pool Factor will decline to reflect reductions in the Certificate Balance of the applicable Class of Certificates.

                  "Certificate Register" and "Certificate Registrar" shall have the respective meanings specified in Section 3.5 of the Trust Agreement.

                  "Class" shall mean (i) a class of Notes, which may be the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class A-5 Notes, the Class B Notes or the VPTNs or (ii) a Class of Certificates, which may be the Class C Certificates or the Class D Certificates.

                  "Class A Notes" shall mean, collectively, the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Class A-5 Notes.

                  "Class A Percentage" means, for a Monthly Distribution Date (including a Monthly Distribution Date which is a Quarterly Payment Date), the percentage equal to a fraction, the numerator of which is the outstanding principal balance of the Class A Notes and the denominator of which is the sum of the outstanding principal balance of the Class A Notes plus the outstanding principal balance of the VPTNs, in each case at the close of the immediately preceding Monthly Distribution Date (or, in the case of the first Monthly Distribution Date, the Closing Date).

                  "Class A Quarterly Interest Funding Account" shall mean the account established and maintained as such pursuant to Section 4.1(h) of the Sale and Servicing Agreement.

                  "Class A Quarterly Interest Funding Account Deposit Amount" shall mean, with respect to any Monthly Distribution Date, the total amount deposited into the Class A Quarterly Interest Funding Account pursuant to Sections 8.2(c)(ii)(B) and 8.2(c)(iii)(1) of the Indenture.

                  "Class A-1 Final Scheduled Distribution Date" shall mean the August 2003 Monthly Distribution Date.

                  "Class A-1 Noteholder" shall mean the Person in whose name a Class A-1 Note is registered on the Note Register.

                  "Class A-1 Notes" shall mean the $906,000,000 aggregate initial principal amount Class A-1 Floating Rate Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit A-1 to the Indenture.

                  "Class A-1 Rate" shall mean LIBOR plus 0.06% per annum. Interest with respect to the Class A-1 Notes shall be computed on the basis of actual days elapsed and a 360-day year for all purposes of the Basic Documents.

                  "Class A-2 Final Scheduled Distribution Date" shall mean the May 2004 Monthly Distribution Date.

                  "Class A-2 Noteholder" shall mean the Person in whose name a Class A-2 Note is registered on the Note Register.

                  "Class A-2 Notes" shall mean the $701,000,000 aggregate initial principal amount Class A-2 6.56% Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit A-2 to the Indenture.

                  "Class A-2 Rate" shall mean 6.56% per annum. Interest with respect to the Class A-2 Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months for all purposes of the Basic Documents.

                  "Class A-3 Final Scheduled Distribution Date" shall mean the November 2004 Monthly Distribution Date.

                  "Class A-3 Noteholder" shall mean the Person in whose name a Class A-3 Note is registered on the Note Register.

                  "Class A-3 Notes" shall mean the $520,000,000 aggregate initial principal amount Class A-3 6.58% Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit A-3 to the Indenture.

                  "Class A-3 Rate" shall mean 6.58% per annum. Interest with respect to the Class A-3 Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months for all purposes of the Basic Documents.

                  "Class A-4 Final Scheduled Distribution Date" shall mean the May 2005 Monthly Distribution Date.

                  "Class A-4 Noteholder" shall mean the Person in whose name a Class A-4 Note is registered on the Note Register.

                  "Class A-4 Notes" shall mean the $343,000,000 aggregate initial principal amount Class A-4 Floating Rate Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit A-4 to the Indenture.

                  "Class A-4 Rate" shall mean LIBOR plus 0.10% per annum. Interest with respect to the Class A-4 Notes shall be computed on the basis of actual days elapsed and a 360-day year for all purposes of the Basic Documents.

                  "Class A-5 Final Scheduled Distribution Date" shall mean the October 2005 Monthly Distribution Date.

                  "Class A-5 Noteholder" shall mean the Person in whose name a Class A-5 Note is registered on the Note Register.

                  "Class A-5 Notes" shall mean the $159,722,000 aggregate initial principal amount Class A-5 Floating Rate Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit A-5 to the Indenture.

                  "Class A-5 Rate" shall mean LIBOR plus 0.12% per annum. Interest with respect to the Class A-5 Notes shall be computed on the basis of actual days elapsed and a 360-day year for all purposes of the Basic Documents.

                  "Class B Final Scheduled Distribution Date" shall mean the March 2006 Monthly Distribution Date.

                  "Class B Noteholder" shall mean the Person in whose name a Class B Note is registered on the Note Register.

                  "Class B Noteholders' Interest Carryover Shortfall" shall mean, with respect to any Monthly Distribution Date, the excess of the Class B Noteholders' Monthly Accrued Interest for the preceding Monthly Distribution Date and any outstanding Class B Noteholders' Interest Carryover Shortfall on such preceding Monthly Distribution Date, over the amount in respect of interest that is actually paid to Noteholders of Class B Notes on such preceding Monthly Distribution Date, plus interest on the amount of interest due but not paid to Noteholders of Class B Notes on the preceding Monthly Distribution Date, to the extent permitted by law, at the Class B Rate for the related Interest Period.

                  "Class B Noteholders' Monthly Accrued Interest" shall mean, with respect to any Monthly Distribution Date, the aggregate interest accrued for the related Interest Period on the Class B Notes at the Class B Rate on the outstanding principal amount of the Class B Notes on the immediately preceding Monthly Distribution Date or the Closing Date, as the case may be, after giving effect to all payments of principal to the Noteholders of the Class B Notes on or prior to such preceding Monthly Distribution Date.

                  "Class B Notes" shall mean the $97,397,000 aggregate initial principal amount Class B 7.00% Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit B to the Indenture.

                  "Class B Rate" shall mean 7.00% per annum. Interest with respect to the Class B Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months for all purposes of the Basic Documents.

                  "Class C Certificateholder" shall mean the Person in whose name a Class C Certificate is registered in the Certificate Register.

                  "Class C Certificateholders' Interest Carryover Shortfall" shall mean, with respect to any Monthly Distribution Date, the excess of the sum of the Class C Certificateholders' Monthly Accrued Interest for the preceding Monthly Distribution Date and any outstanding Class C Certificateholders' Interest Carryover Shortfall from the close of business on such preceding Monthly Distribution Date, over the amount in respect of interest that is actually paid to Class C Certificateholders on such preceding Monthly Distribution Date, plus thirty (30) days of interest on such excess, to the extent permitted by law, at the Class C Rate.

                  "Class C Certificateholders' Monthly Accrued Interest" shall mean, with respect to any Monthly Distribution Date, thirty (30) days of interest (or, in the case of the first Monthly Distribution Date, interest accrued from and including the Closing Date to but excluding such Monthly Distribution Date) at the Class C Rate on the Certificate Balance of the Class C Certificates on the immediately preceding Monthly Distribution Date or the Closing Date, as the case may be, after giving effect to all distributions allocable to the reduction of the Certificate Balance of the Class C Certificates made on or prior to such preceding Monthly Distribution Date.

                  "Class C Certificates" shall mean the $55,656,000 aggregate initial principal balance Class C 7.24% Asset Backed Certificates evidencing the beneficial interest of a Class C Certificateholder in the property of the Trust, substantially in the form of Exhibit A to the Trust Agreement; provided, however, that the Owner Trust Estate has been pledged to the Indenture Trustee to secure payment of the Notes and that the rights of the Certificateholders to receive distributions on the Certificates are subordinated to the rights of the Noteholders as described in the Sale and Servicing Agreement, the Indenture and the Trust Agreement.

                  "Class C Final Scheduled Distribution Date" shall mean the July 2006 Monthly Distribution Date.

                  "Class C Rate" shall mean 7.24% per annum. Interest with respect to the Class C Certificates shall be computed on the basis of a 360-day year consisting of twelve 30-day months for all purposes of the Basic Documents.

                  "Class D Certificateholder" shall mean the Person in whose name a Class D Certificate is registered in the Certificate Register.

                  "Class D Certificateholders' Interest Carryover Shortfall" shall mean, with respect to any Monthly Distribution Date, the excess of the sum of the Class D Certificateholders' Monthly Accrued Interest for the preceding Monthly Distribution Date and any outstanding Class D Certificateholders' Interest Carryover Shortfall from the close of business on such preceding Monthly Distribution Date, over the amount in respect of interest that is actually paid to Class D Certificateholders on such preceding Monthly Distribution Date, plus thirty (30) days of interest on such excess, to the extent permitted by law, at the Class D Rate.

                  "Class D Certificateholders' Monthly Accrued Interest" shall mean, with respect to any Monthly Distribution Date, thirty (30) days of interest (or, in the case of the first Monthly Distribution Date, interest accrued from and including the Closing Date to but excluding such Monthly Distribution Date) at the Class D Rate on the Certificate Balance of the Class D Certificates on the immediately preceding Monthly Distribution Date or the Closing Date, as the case may be, after giving effect to all distributions allocable to the reduction of the Certificate Balance of the Class D Certificates made on or prior to such preceding Monthly Distribution Date.

                  "Class D Certificates" shall mean the $55,656,000 aggregate initial principal balance Class D 9.00% Asset Backed Certificates evidencing the beneficial interest of a Class D Certificateholder in the property of the Trust, substantially in the form of Exhibit B to the Trust Agreement; provided, however, that the Owner Trust Estate has been pledged to the Indenture Trustee to secure payment of the Notes and that the rights of the Certificateholders to receive distributions on the Certificates are subordinated to the rights of the Noteholders as described in the Sale and Servicing Agreement, the Indenture and the Trust Agreement.

                  "Class D Final Scheduled Distribution Date" shall mean the April 2008 Monthly Distribution Date.

                  "Class D Rate" shall mean 9.00% per annum. Interest with respect to the Class D Certificates shall be computed on the basis of a 360-day year consisting of twelve 30-day months for all purposes of the Basic Documents.

                  "Clearing Agency" shall mean The Depository Trust Company, its nominees and their respective successors.

                  "Clearing Agency Participant" shall mean a broker, dealer, bank, other financial institution or other Person for whom from time to time the Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

                  "Clearstream"   shall  mean  Clearstream  Banking  Luxembourg,
societe anonyme, a corporation organized under the laws of the Grand Dutchy of Luxembourg.

                  "Closing Date" shall mean October 26, 2000.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended, and Treasury Regulations promulgated thereunder.

                  "Collateral" shall have the meaning specified in the Granting Clause of the Indenture.

                  "Collection Account" shall mean the account or accounts established and maintained as such pursuant to Section 4.1(a) of the Sale and Servicing Agreement.

                  "Collection Period" shall mean each calendar month during the term of this Agreement or, in the case of the initial Collection Period, the period from the Initial Cutoff Date to and including the last day of the month in which the Cutoff Date occurred. Any amount stated "as of the close of business of the last day of a Collection Period" shall give effect to the following calculations as determined as of the end of the day on such last day:
1) all applications of collections, 2) all current and previous Payaheads, 3) all applications of Payahead Balances, 4) all Monthly Advances and reductions of Outstanding Monthly Advances and 5) all distributions.

                  "Collections" shall mean all amounts collected by the Servicer (from whatever source) on or with respect to the Receivables.

                  "Commission"   shall   mean  the   Securities   and   Exchange
Commission.

                  "Computer Tape" shall mean the computer tape generated by the Seller which provides information relating to the Receivables and which is used by the Seller in selecting the Receivables conveyed to the Trust.

                  "Control Agreement" shall mean the Securities Account Control Agreement, dated as of the Closing Date, by and among the Seller, the Issuer, the Indenture Trustee and The Chase Manhattan Bank in its capacity as a securities intermediary.

                  "Controlling Certificate Class" shall mean, with respect to any Class C Certificates outstanding, the Class C Certificates as long as any Class C Certificates are outstanding and thereafter the Class D Certificates so long as any Class D Certificates are outstanding.

                  "Controlling Note Class" shall mean, with respect to any Notes Outstanding, the Class A Notes and the VPTNs as long as any Class A Notes or VPTNs are Outstanding and, thereafter, the Class B Notes as long as any Class B Notes are Outstanding (excluding Notes held by the Seller, the Servicer or their Affiliates).

                  "Corporate Trust Office" shall mean, (i) with respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee located at 101 Barclay Avenue, Floor 12 East, New York, New York 10286 or at such other address as the Owner Trustee may designate from time to time by notice to the Certificateholders and the Depositor, or the principal corporate trust office of any successor Owner Trustee (the address of which the successor Owner Trustee will notify the Certificateholders and the Depositor); (ii) with respect to the Delaware Trustee, the principal corporate trust office of the Delaware Trustee located at White Clay Center, Route 273, Newark, Delaware 19711 or at such other address as the Delaware Trustee may designate from time to time by notice to the Certificateholders and the Depositor, or the principal corporate trust office of any successor Delaware Trustee (the address of which the successor Delaware Trustee will notify the Certificateholders and the Depositor); (iii) with respect to the Indenture Trustee, the principal corporate trust office of the Indenture Trustee located at 450 West 33rd Street, New York, New York 10001, or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders and the Issuer, or the principal corporate trust office of any successor Indenture Trustee (the address of which the successor Indenture Trustee will notify the Noteholders and the Issuer); and (iv) with respect to the Luxembourg Paying Agent, the principal corporate trust office of the Luxembourg Paying Agent located at 69, route d'Esch, L-2953 Luxembourg, or at such other address as the Luxembourg Paying Agent may designate from time to time by notice to the Class A Noteholders, Class B Noteholders, the Note Registrar and the Issuer, or the principal corporate office of any successor Luxembourg Paying Agent (the address of which the successor Luxembourg Paying Agent will notify the Noteholders and the Issuer).

                  "Co-Trustees" shall mean, individually and collectively, the Owner Trustee and the Delaware Trustee.

                  "Cutoff Date" shall mean the Initial Cutoff Date with respect to an Initial Receivable or the applicable Subsequent Cutoff Date with respect to any Additional Receivable.

                  "Dealer" shall mean the dealer who sold a Financed Vehicle and who originated and assigned the respective Receivable to Ford Credit or PRIMUS under an existing agreement between such dealer and either Ford Credit or PRIMUS.

                  "Dealer Recourse" shall mean, with respect to a Receivable (i) any amount paid by a Dealer or credited against a reserve established for, or held on behalf of, a Dealer in excess of that portion of finance charges rebated to the Obligor which is attributable to the Dealer's participation, if any, in the Receivable, and (ii) all recourse rights against the Dealer which originated the Receivable and any successor Dealer.

                  "Default" shall mean any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

                  "Definitive Notes" shall have the meaning specified in Section
2.11 of the Indenture.

                  "Delaware Trustee" shall mean The Bank of New York (Delaware), a Delaware banking corporation, not in its individual capacity but solely as Delaware Trustee under the Trust Agreement, or any successor Delaware Trustee under the Trust Agreement.

                  "Depositor" shall mean the Seller in its capacity as Depositor under the Trust Agreement.

                  "Determination   Date"  shall  mean,   with   respect  to  any
Collection   Period,   the  Business  Day  immediately   preceding  the  Monthly
Distribution Date following such Collection Period.

                  "Early  Amortization  Event" shall mean any of the  following:
(1) the Three-Month Rolling Average Delinquency Ratio exceeds 2.25%; (2) the Three-Month Rolling Average Realized Loss Ratio exceeds 2.50%; (3) the amount on deposit in the Reserve Account shall be less than 75% of the Specified Reserve Balance for three consecutive months; (4) the aggregate amount of Collections that have been deposited to the Accumulation Account during the Revolving Period minus any amounts withdrawn from the Accumulation Account and applied on a Subsequent Transfer Date to purchase Additional Receivables exceeds 1.00% of the aggregate principal balance of the Receivables (with such principal balance calculated as though all amounts deposited into the Accumulation Account had been invested in Receivables and not including any reinvestment income from Permitted Investments in the Accumulation Account); (5) the occurrence of an Event of Servicing Termination; (6) the occurrence of an Event of Default; and
(7) an event of default or a termination event under one or more of the Interest Rate Swaps in which an election is made to terminate the swap and a failure to enter into a replacement Interest Rate Swap or Interest Rate Swaps on substantially similar terms with a replacement swap counterparty within 30 days after the date of such termination.

                  "Eligible Purchaser" means either FCAR Owner Trust or another purchaser eligible to purchase a VPTN under the Securities Act and any applicable State securities law.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

                  "Euroclear" shall mean Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear system.

                  "Event of Default" shall have the meaning specified in Section
5.1 of the Indenture.

                  "Event of Servicing Termination" shall mean an event specified in Section 7.1 of the Sale and Servicing Agreement.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  "Executive Officer" shall mean, with respect to any corporation, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Executive Vice President, any Vice President, the Secretary or the Treasurer of such corporation and, with respect to any partnership, any general partner thereof.

                  "Expenses"  shall have the  meaning  assigned  to such term in
Section 8.2 of the Trust Agreement.

                  "Final Scheduled Maturity Date" shall mean no later than April 15, 2008.

                  "Financed Vehicle" shall mean a new or used automobile or light truck, together with all accessions thereto, securing an Obligor's indebtedness under the respective Receivable.

                  "First Priority Principal Distribution Amount" shall mean, with respect to any Monthly Distribution Date, an amount equal to the excess, if any, of (a) the aggregate outstanding principal amount of the Class A Notes and VPTNs as of the preceding Monthly Distribution Date (after giving effect to any principal payments made on the Class A Notes and VPTNs and the issuance of any additional VPTNs on such preceding Monthly Distribution Date) less the amount on deposit in the Accumulation Account (exclusive of investment earnings from Permitted Investments) after giving effect to all principal payments on the Class A Notes and VPTNs on such preceding Monthly Distribution Date over (b) the difference between (1) the Pool Balance at the end of the Collection Period preceding such Monthly Distribution Date minus (2) the Yield Supplement Overcollateralization Amount for such Monthly Distribution Date; provided, however, that the First Priority Principal Distribution Amount shall not exceed the sum of the aggregate outstanding principal amount of all of the Notes and the Aggregate Certificate Balance of all of the Certificates on such Monthly Distribution Date (prior to giving effect to any principal payments made on the Securities on such Monthly Distribution Date); and provided, further, that (i) the First Priority Principal Distribution Amount on and after the Class A-1 Final Scheduled Distribution Date shall not be less than the amount that is necessary to reduce the outstanding principal amount of the Class A-1 Notes to zero; (ii) the First Priority Principal Distribution Amount on and after the Class A-2 Final Scheduled Distribution Date shall not be less than the amount that is necessary to reduce the outstanding principal amount of the Class A-2 Notes to zero; (iii) the First Priority Principal Distribution Amount on and after the Class A-3 Final Scheduled Distribution Date shall not be less than the amount that is necessary to reduce the outstanding principal amount of the Class A-3 Notes to zero; (iv) the First Priority Principal Distribution Amount on and after the Class A-4 Final Scheduled Distribution Date shall not be less than the amount that is necessary to reduce the outstanding principal amount of the Class A-4 Notes to zero; (v) the First Priority Principal Distribution Amount on and after the Class A-5 Final Scheduled Distribution Date shall not be less than the amount that is necessary to reduce the outstanding principal amount of the Class A-5 Notes to zero; and (vi) the First Priority Principal Distribution Amount on and after the VPTN Final Scheduled Distribution Date shall not be less than the amount that is necessary to reduce the outstanding principal amount of all the outstanding VPTNs to zero.

                  "First Tier Subsequent Assignment" shall mean a duly executed written assignment, substantially in the form of Exhibit C to the Purchase Agreement, which shall include a Schedule of Additional Receivables attached thereto listing the Additional Receivables by which Ford Credit shall sell, transfer, assign and otherwise convey Subsequent Purchased Property to the Seller on Subsequent Transfer Dates.

                  "Fitch" shall mean Fitch, Inc.

                  "Fixed Class A Interest Rate Swap Rate" shall mean, with respect to a Floating Rate Class A Note Interest Rate Swap, (i) until the Targeted Scheduled Distribution Date of the related Subclass of Class A Notes and, if an Early Amortization Event occurs or if an Event of Default occurs prior to such Targeted Scheduled Distribution Date, for each Monthly Interest Period until such Interest Rate Swap is terminated, (a) 6.5925% for the Class A-1 Note Interest Rate Swap, (b) 6.6505% for the Class A-4 Note Interest Rate Swap and (c) 6.6885% for the Class A-5 Interest Rate Swap; and (ii) after the Targeted Scheduled Distribution Date of the related Subclass of Class A Notes unless an Early Amortization Event or an Event of Default has occurred prior to such Targeted Scheduled Distribution Date, 6.5925%.

                  "Fixed Rate Class A Notes" means the Class A-2 Notes and the Class A-3 Notes.

                  "Floating Rate Class A Note Interest Rate Swap Agreement" shall mean an interest rate swap agreement, including all schedules and confirmations thereto, between the Trust and a Swap Counterparty, as the same may be amended, supplemented, renewed, extended or replaced from time to time, which agreement provides for payments on notional amounts equal to the outstanding principal balance of a Subclass of Class A Notes. Each Floating Rate Class A Note Interest Rate Swap Agreement shall provide that if the rating of the Swap Counterparty (including any replacement Swap Counterparty or any institution guaranteeing the Swap Counterparty's obligations under the Floating Rate Class A Note Interest Rate Swap Agreement) (i) falls below a rating of "Aa3" by Moody's, "AA-" by Fitch or "AA-" by S&P or (ii) is suspended or withdrawn, then such Swap Counterparty, within 30 days, must either (1) post collateral with a rating of at least "P-1" by Moody's, "F1" by Fitch and "A-1" by S&P to the Issuer, (2) assign its rights and obligations in and under the applicable Floating Rate Class A Note Interest Rate Swap Agreement to another eligible Swap Counterparty acceptable to the Issuer or (3) take other remedial action acceptable to the Rating Agencies and to the Issuer, and if the Swap Counterparty fails to take such actions, the Trust may terminate such Floating rate Class A Note Interest Rate Swap Agreement, provided, however, that such actions as listed in (1), (2) and (3) above shall only be required if such actions are necessary to maintain the ratings of the Class A Notes and VPTNs prior to such reduction, suspension or withdrawal.

                  "Floating Rate Class A Notes" means the Class A-1 Notes, the Class A-4 Notes and the Class A-5 Notes.

                  "Ford Credit" shall mean Ford Motor Credit Company, a Delaware corporation.

                  "General Partner" shall mean Ford Credit Auto Receivables Two, Inc., a Delaware corporation, or any substitute General Partner under the Limited Partnership Agreement.

                  "Grant" shall mean to mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, and to grant a lien upon and a security interest in and right of set-off against, and to deposit, set over and confirm pursuant to the Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other monies payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

                  "Indemnification Agreement" shall mean the Indemnification Agreement, dated October 18, 2000, by and between Ford Credit and the Representatives.

                  "Indemnified Parties" shall have the meaning assigned to such term in Section 8.2 of the Trust Agreement.

                  "Indenture" shall mean the Indenture, dated as of October 1, 2000, by and between the Trust and the Indenture Trustee.

                  "Indenture Trustee" shall mean The Chase Manhattan Bank, a New York corporation, not in its individual capacity but solely as Indenture Trustee under the Indenture, or any successor Indenture Trustee under the Indenture.

                  "Indenture Trust Estate" shall mean all money, instruments, rights and other property that are subject or intended to be subject to the lien and security interest of the Indenture for the benefit of the Noteholders (including, without limitation, all property and interests Granted to the Indenture Trustee), including all proceeds thereof.

                  "Independent" shall mean, when used with respect to any specified Person, that such Person (a) is in fact independent of the Issuer, any other obligor on the Notes, the Seller and any Affiliate of any of the foregoing Persons, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

                  "Independent Certificate" shall mean a certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1 of the Indenture, made by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in this Indenture and that the signer is Independent within the meaning thereof.

                  "Index Maturity" shall mean (1) with respect to the Variable Pay Term Notes and Floating Rate Class A Notes which are Monthly Pay Class A Notes, one month; (2) with respect to the Floating Rate Class A Notes which are Quarterly Pay Class A Notes, three months; (3) with respect to LIBOR for purposes of calculating the Class A Quarterly Interest Funding Account Deposit Amount, three months; and (4) with respect to LIBOR for purposes of calculating the amount of any required increase in the Specified Reserve Balance that results from deposits that are made to the Accumulation Account on any Monthly Distribution Date, one-month.

                  "Initial Certificate Balance" shall mean (i) with respect to the Class C Certificates, $55,656,000, (ii) with respect to the Class D Certificates, $55,656,000 and (ii) with respect to any Certificate of either such Class, an amount equal to the initial denomination of such Certificate.

                  "Initial Cutoff Date" shall mean October 1, 2000.

                  "Initial Pool Balance" shall mean the aggregate Principal Balance of the Initial Receivables of the opening of business on the Initial Cutoff Date, which shall equal $2,999,599,993.73.

                  "Initial Receivable" shall mean any retail installment sale contract which shall appear on the Schedule of Receivables attached to the Purchase Agreement as of the Closing Date and any amendments, modifications or supplements to such retail installment sale contract which has not been released by the Indenture Trustee and the Owner Trustee from the Trust.

                  "Initial Receivables Purchase Price" shall mean, with respect to the Initial Receivables, the fair market value of the Initial Receivables on the Closing Date, as set forth on Schedule A to the Purchase Agreement.

                  "Initial Trust Property" shall have the meaning as set forth in Section 2.1(a) of the Sale and Servicing Agreement.

                  "Insolvency Event" shall mean, with respect to any Person, (i) the making of a general assignment for the benefit of creditors, (ii) the filing of a voluntary petition in bankruptcy, (iii) being adjudged a bankrupt or insolvent, or having had entered against such Person an order for relief in any bankruptcy or insolvency proceeding, (iv) the filing by such Person of a petition or answer seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, (v) the filing by such Person of an answer or other pleading admitting or failing to contest the material allegations of a petition filed against such Person in any proceeding specified in (vii) below, (vi) seeking, consent to or acquiescing in the appointment of a trustee, receiver or liquidator of such Person or of all or any substantial part of the assets of such Person or (vii) the failure to obtain dismissal within 60 days of the commencement of any proceeding against such Person seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, or the entry of any order appointing a trustee, liquidator or receiver of such Person or of such Person's assets or any substantial portion thereof.

                  "Interest Period" shall mean, with respect to any Monthly Distribution Date or Quarterly Payment Date, as applicable, (i) for the Quarterly Pay Class A Notes and the Quarterly Pay Floating Rate Class A Notes
Interest Rate Swaps, the preceding Quarterly Interest Period; (ii) for the Monthly Pay Class A Notes, VPTNs, Class B Notes, Class C Certificates, Class D Certificates, Monthly Pay Floating Rate Class A Note Interest Rate Swaps, Variable Pay Term Notes Interest Rate Swap and the calculation of any required increases in the Specified Reserve Balance that result from deposits that are made to the Accumulation Account, the preceding Monthly Interest Period.

                  "Interest Rate Swap Agreements" shall mean the Floating Rate Class A Note Interest Rate Swaps Agreements and the Variable Pay Term Note Interest Rate Swap Agreement.

                  "Interest Reset Date" means, with respect to the Floating Rate Class A Notes and VPTNs, the first day of the applicable Interest Period.

                  "IRS" shall mean the Internal Revenue Service.

                  "Issuer" shall mean the Trust unless a successor replaces it and, thereafter, shall mean the successor and for purposes of any provision contained in the Indenture and required by the TIA, each other obligor on the Notes.

                  "Issuer Order" and "Issuer Request" shall mean a written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

                  "LIBOR" means the London Interbank Offered Rate for U.S. dollar deposits for each Interest Period as determined by the Calculation Agent for the Class A Notes and VPTNs and for the calculation of any increases in the Specified Reserve Balance that result from deposits made to the Accumulation Account on any Monthly Distribution Date, as follows:

         (1) On or as of the LIBOR Determination Date, the Calculation Agent will obtain the rate for deposits in U.S. dollars for a period of the Index Maturity, commencing on such Interest Reset Date, which appears on the Telerate Page 3750 (as defined in the International Swaps and Derivatives Association, Inc. 1991 Interest Rate and Currency Exchange Definitions) or such page as may replace Page 3750 on that service for the purpose of displaying London Interbank Offered Rates of major banks, as of 11:00 a.m., London time, on such LIBOR Determination Date.

         (2) If the Calculation Agent determines that Telerate Page 3750 or such page as may replace Telerate page 3750 is not available on such LIBOR Determination Date, the Calculation Agent will request the principal London offices of each of four major banks in the London interbank market selected by such Calculation Agent to provide such Calculation Agent with its offered quotations for deposits in U.S. dollars for a period of the Index Maturity, commencing on such Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on such LIBOR Determination Date and in a principal amount equal to an amount of not less than U.S.$1,000,000 that is representative of a single transaction in such market at such time. If at least two such quotations are provided, LIBOR for such Interest Period will be the arithmetic mean of such quotations. If fewer than two such quotations are provided, LIBOR for such Interest Period will be the arithmetic mean of rates quoted by three major banks in The City of New York selected by the Calculation Agent for such LIBOR Security at approximately 11:00 a.m., New York City time, on such LIBOR Determination Date for loans in U.S. dollars to leading European banks, for the period of the specified Index Maturity, commencing on such Interest Reset Date, and in a principal amount equal to an amount of not less than U.S.$1,000,000 that is representative of a single transaction in such market at such time; provided, however, that if the banks selected as aforesaid by such Calculation Agent are not quoting rates as mentioned in this sentence, LIBOR for such Interest Period will be the same as LIBOR for the immediately preceding Interest Period;

                  provided, however, that LIBOR by reference to an Index Maturity of three months with respect to interest accrued from the Closing Date during the first three Monthly Interest Periods or during the first Quarterly Interest Period on (1) the Quarterly Pay Class A Notes or (2) for purposes of determining the Class A Quarterly Interest Funding Account Deposit Amount on the Quarterly Pay Floating Rate Class A Note Interest Rate Swaps, shall be equal to 6.71667%.

                  "LIBOR Determination Date" means the second London Banking Day prior to the Interest Reset Date for the related Interest Period or, with respect to the calculation of any required increases in the Specified Reserve Balance that are due to the deposit of amounts in the Accumulation Account on any Monthly Distribution Date, the second London Banking Day prior to such Monthly Distribution Date.

                  "Lien" shall mean a security interest, lien, charge, pledge, equity, or encumbrance of any kind other than tax liens, mechanics' liens, and any liens which attach to the respective Receivable by operation of law.

                  "Limited Partnership Act" shall mean the Delaware Revised Uniform Limited Partnership Act, Chapter 17 of Title 6 of the Delaware Code, 17 Delaware Code ' 101 et seq., as amended.

                  "Limited Partnership Agreement" shall mean the Amended and Restated Agreement of Limited Partnership of Ford Credit Auto Receivables Two L.P., dated as of June 1, 1996, by and between Ford Credit Auto Receivables Two, Inc., as general partner, and Ford Credit, as limited partner.

                  "Liquidated Receivable" shall mean a Receivable which, by its terms, is in default and as to which the Servicer has determined, in accordance with its customary servicing procedures, that eventual payment in full is unlikely or has repossessed and disposed of the Financed Vehicle.

                  "Liquidation Proceeds" shall mean the monies collected from whatever source, during the respective Collection Period, on a Liquidated Receivable, net of the sum of any amounts expended by the Servicer for the account of the Obligor plus any amounts required by law to be remitted to the Obligor.

                  "London Banking Day" means any day other than a Saturday, Sunday or any other day on which banks in London are required or authorized to be closed.

                  "Luxembourg Listed Notes" means the Class A Notes and Class B Notes which are listed on the Luxembourg Stock Exchange.

                  "Luxembourg Paying Agent" means the paying agent and transfer agent in Luxembourg for any Class A Note or Class B Note issued as a Definitive Note, including any subsequent paying agent and transfer agent, and shall initially be Banque Internationale a Luxembourg S.A., 69, route d'Esch 11, L-2953 Luxembourg.

                  "Monthly Advance" shall mean either an Actuarial Advance or a Simple Interest Advance or both, as applicable.

                  "Monthly Distribution Date" shall mean the fifteenth (15th) day of each calendar month or, if such day is not a Business Day, the next succeeding Business Day, commencing November 15, 2000.

                  "Monthly Interest Period" means, (i) with respect to the Floating Rate Class A Notes which are Monthly Pay Class A Notes, the VPTNs, the accrual of LIBOR-based interest on the Interest Rate Swaps and with respect to LIBOR in the calculation of any increases in the Specified Reserve Balance that are required due to the deposit of amounts into the Accumulation Account on any Monthly Distribution Date, (a) in the case of the first Monthly Distribution Date, the period from and including the Closing Date to but excluding the first Monthly Distribution Date, and (b) for any other Monthly Distribution Date, the period from and including the previous Monthly Distribution Date to but excluding such Monthly Distribution Date; and (ii) with respect to the Fixed Rate Class A Notes, Class B Notes, Class C Certificates, Class D Certificates and the Accrued Fixed Rate Payments, (a) in the case of the first Monthly Distribution Date, the period from and including the Closing Date to but excluding the first Monthly Distribution Date, and (b) for any other Monthly Distribution Date, the period from the 15th day of the previous month to the 15th day of the current month.

                  "Monthly Pay Class A Note" means, on any Monthly Distribution Date, (i) the Fixed Rate Class A Notes, (ii) any Subclass of the Floating Rate Class A Notes that is not paid in full on its Targeted Scheduled Distribution Date and, as a result, is payable with respect to interest and principal on each Monthly Distribution Date or (iii) each Subclass of the Floating Rate Class A Notes upon the occurrence of an Early Amortization Event or an acceleration of the Notes due to an Event of Default if such Early Amortization Event or acceleration of the notes occurs before the LIBOR Determination Date immediately preceding such Monthly Distribution Date.

                  "Monthly Pay Class A Noteholders' Interest Carryover Shortfall" shall mean, with respect to any Monthly Distribution Date, the excess of the Monthly Pay Class A Noteholders' Monthly Accrued Interest for the preceding Monthly Distribution Date and any outstanding Monthly Pay Class A Noteholders' Interest Carryover Shortfall on such preceding Monthly Distribution Date, over the amount in respect of interest that is actually paid to Noteholders of Class A Notes which were Monthly Pay Class A Notes on such preceding Monthly Distribution Date, plus interest on the amount of interest due but not paid to Noteholders of such Monthly Pay Class A Notes on the preceding Monthly Distribution Date, to the extent permitted by law, at the respective
Note Interest Rates borne by such Class A Notes for the related Interest Period.

                  "Monthly Pay Class A Noteholders' Accrued Interest" shall mean, with respect to any Monthly Distribution Date, the aggregate interest accrued for the related Interest Period on the Monthly Pay Class A Notes at the respective Note Interest Rate for each such Monthly Pay Class A Note on the outstanding principal amount of such Notes on the immediately preceding Monthly Distribution Date or Quarterly Payment Date upon which interest was payable on each such Monthly Pay Class A Note, or the Closing Date, as the case may be, after giving effect to all payments of principal to the Noteholders of such Subclass of Notes on or prior to such preceding Monthly Distribution Date or Quarterly Payment Date.

                  "Monthly Pay Floating Rate Class A Note Interest Rate Swaps" means, on any Monthly Distribution Date, all Floating Rate Class A Note Interest Rate Swaps that exchange payments on Monthly Distribution Dates.

                  "Monthly   Remittance   Condition"   shall  have  the  meaning
specified in Section 4.1(e) of the Sale and Servicing Agreement.

                  "Moody's" shall mean Moody's Investors Service, Inc.

                  "Net Swap Payment" shall mean, with respect to any Swap Counterparty on any Monthly Distribution Date, the net amount, if any, then payable by the Issuer to such Swap Counterparty, excluding any Swap Termination Payments.

                  "Net Swap Receipt" shall mean, with respect to any Swap Counterparty on any Monthly Distribution Date, the net amount, if any, then payable by such Swap Counterparty to the Issuer, excluding any Swap Termination Payments.

                  "Note Balance" means with respect to each Class of Notes and as the context so requires, (i) with respect to all Notes of such Class, an amount equal to, initially, the initial Note Balance of such Class of Notes and, thereafter, an amount equal to the initial Note Balance of such Class of Notes, reduced by all amounts distributed to Noteholders of such Class of Notes and allocable to principal or (ii) with respect to any Note of such Class, an amount equal to, initially, the initial denomination of such Note and, thereafter, equal to such initial denomination, reduced by all amounts distributed in respect of such Note and allocable to principal.

                  "Note Depository Agreement" shall mean the agreement dated the Closing Date by and among the Trust, the Indenture Trustee and The Depository Trust Company, as the initial Clearing Agency, relating to the Notes, substantially in the form of Exhibit C to the Indenture.

                  "Noteholder" shall mean the Person in whose name a Note is registered on the Note Register.

                  "Note Interest Rate" shall mean the Class A-1 Rate, the Class A-2 Rate, the Class A-3 Rate, the Class A-4 Rate, the Class A-5 Rate, the VPTN Rate for each VPTN or the Class B Rate, as applicable.

                  "Note Owner" shall mean, with respect to any Book-Entry Note, the Person who is the beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

                  "Note Paying Agent" shall mean the Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee specified in Section 6.11 of the Indenture and is authorized by the Issuer to make payments to and distributions from the Collection Account (including the Principal Distribution Account), the Accumulation Account, the VPTN Proceeds Account and the Class A Quarterly Interest Funding Account, including payment of principal of or interest on the Notes on behalf of the Issuer.

                  "Note Pool Factor" shall mean, with respect to each Subclass of Class A, the VPTNs and the Class B Notes as of the close of business on the last day of a Collection Period, a seven-digit decimal figure equal to the outstanding principal balance of such Subclass or Class of Notes (after giving effect to any reductions thereof to be made on the immediately following Monthly Distribution Date) divided by the original outstanding principal balance of such Subclass or Class of Notes. The Note Pool Factor will be 1.0000000 as of the Closing Date or, with respect to any additional VPTNs, the date of issuance; thereafter, the Note Pool Factor will decline to reflect reductions in the outstanding principal amount of such Subclass or Class of Notes.

                  "Note Register" and "Note Registrar" shall have the respective meanings specified in Section 2.5 of the Indenture.

                  "Notes" shall mean the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class A-5 Notes, the VPTNs and the Class B Notes, collectively.

                  "Obligor"  on  a  Receivable   shall  mean  the  purchaser  or
co-purchasers of the Financed Vehicle or any other Person who owes payments under the Receivable (not including any Dealer in respect of Dealer Recourse).

                  "Offered Securities" shall mean the Class A Notes and the Class B Notes.

                  "Officer's Certificate" shall mean (i) with respect to the Trust, a certificate signed by any Authorized Officer of the Trust and (ii) with respect to the Seller or the Servicer, a certificate signed by the chairman of the board, the president, any executive vice president, any vice president, the treasurer, any assistant treasurer, or the controller of the Seller or the Servicer, as applicable.

                  "Opinion of Counsel" shall mean a written opinion of counsel which counsel shall be acceptable to the Indenture Trustee, the Owner Trustee or the Rating Agencies, as applicable.

                  "Optional Purchase Percentage" shall mean 10%.

                  "Outstanding" shall mean with respect to the Notes, as of the date of determination, all Notes theretofore authenticated and delivered under the Indenture except:

                           (a) Notes  theretofore  cancelled by the Note
                  Registrar or delivered to the Note Registrar for cancellation;

                           (b) Notes or  portions  thereof the payment for which
                  money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Note Paying Agent in trust for the Noteholders of such Notes (provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision for such notice has been made, satisfactory to the Indenture Trustee); and

                           (c) Notes in  exchange  for or in lieu of which other
                  Notes have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser;

provided, that in determining whether the Noteholders of Notes evidencing the requisite principal amount of the Notes Outstanding have given any request, demand, authorization, direction, notice, consent, or waiver under any Basic Document, Notes owned by the Issuer, any other obligor upon the Notes, the Seller, the Servicer or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying on any such request, demand, authorization, direction, notice, consent, or waiver, only Notes that a Responsible Officer of the Indenture Trustee knows to be so owned shall be so disregarded. Notes owned by the Issuer, any other obligor upon the Notes, the Seller, the Servicer or any Affiliate of any of the foregoing Persons that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Seller, the Servicer or any Affiliate of any of the foregoing Persons.

                  "Outstanding Actuarial Advances" on the Actuarial Receivables shall mean the sum, as of the close of business on the last day of a Collection Period, of all Actuarial Advances as reduced as provided in Section 4.4(a) of the Sale and Servicing Agreement.

                  "Outstanding Advances" shall mean either Outstanding Actuarial Advances or Outstanding Simple Interest Advances or both, as applicable.

                  "Outstanding Simple Interest Advances" on the Simple Interest Receivables shall mean the sum, as of the close of business on the last day of a Collection Period, of all Simple Interest Advances as reduced as provided in
Section 4.4(b) of the Sale and Servicing Agreement.

                  "Owner Trustee" shall mean The Bank of New York, a New York banking corporation, not in its individual capacity but solely as Owner Trustee under the Trust Agreement, or any successor Owner Trustee under the Trust Agreement.

                  "Owner Trust Estate" shall mean all right, title and interest of the Trust in, to and under the property and rights assigned to the Trust pursuant to Article II of the Sale and Servicing Agreement.

                  "Payahead" on a Receivable shall mean the amount, as of the close of business on the last day of a Collection Period, specified in Section
4.3 of the Sale and Servicing Agreement with respect to such Receivable.

                  "Payahead Account" shall mean the account established and maintained as such pursuant to Section 4.1(d) of the Sale and Servicing Agreement.

                  "Payahead Balance" on a Receivable shall mean the sum, as of the close of business on the last day of a Collection Period, of all Payaheads made by or on behalf of the Obligor with respect to such Receivable (including any amount paid by or on behalf of the Obligor prior to the related Cutoff Date for such Receivable that is due on or after such Cutoff Date and was not used to reduce the principal balance of such Receivable), as reduced by applications of previous Payaheads with respect to such Receivable, pursuant to Sections 4.3 and
4.4 of the Sale and Servicing Agreement.

                  "Permitted Investments" shall mean, on any date of determination, book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form with maturities not exceeding the Business Day preceding the next Monthly Distribution Date (except as set forth in clause (g) below) which evidence:

                  (a) direct non-callable obligations of, and obligations fully guaranteed as to timely payment by, the United States of America;

                  (b) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any state thereof (or any domestic branch of a foreign bank) and subject to supervision and examination by Federal or State banking or depository institution authorities; provided, however, that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall have a credit rating from each of the Rating Agencies in the highest investment category granted thereby;

                  (c) commercial paper having, at the time of the investment or contractual commitment to invest therein, a rating from each of the Rating Agencies in the highest investment category granted thereby;

                  (d) investments in money market funds having a rating from each of the Rating Agencies in the highest investment category granted thereby (including funds for which the Indenture Trustee or the Owner Trustee or any of their respective Affiliates is investment manager or advisor);

                  (e) bankers' acceptances issued by any depository institution or trust company referred to in clause (b) above;

                  (f) repurchase obligations with respect to any security that is a direct non-callable obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause
         (b);

                  (g) with respect to the amounts in the Reserve Account, securities and instruments which do not mature prior to the next Monthly Distribution Date and will not be required to be sold to meet any shortfalls in interest or principal owed to the Noteholders or Certificateholders, provided that the Issuer or Servicer has received written notification from the Rating Agencies that the acquisition of such securities or instruments as a Permitted Investment will not result in a withdrawal or downgrading of the ratings on the Notes and Certificates; and

                  (h) any other investment with respect to which the Issuer or the Servicer has received written notification from the Rating Agencies that the acquisition of such investment as a Permitted Investment will not result in a withdrawal or downgrading of the ratings on the Notes or the Certificates.

                  "Person" shall mean any individual, corporation, estate, partnership, joint venture, association, joint stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

                  "Physical Property" shall have the meaning assigned to such term in the definition of "Delivery" above.

                  "Pool Balance" as of the close of business of the last day of a Collection Period shall mean the aggregate Principal Balance of the Receivables, after giving effect to all payments (other than Payaheads) received from Obligors, Liquidation Proceeds, Monthly Advances and Purchase Amounts to be remitted by the Servicer or the Seller, as the case may be, for such Collection Period and all Realized Losses during such Collection Period.

                  "Pool Factor" as of the last day of a Collection Period shall mean a seven-digit decimal figure equal to the Pool Balance divided by the Pool Balance as of the last day of the Revolving Period.

                  "Predecessor Note" shall mean, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note and, for purposes of this definition, any Note authenticated and delivered under Section 2.6 of the Indenture in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

                  "Prepayment Date" shall mean, with respect to a prepayment of the Certificates pursuant to Section 9.3(a) of the Trust Agreement or a distribution to Certificateholders pursuant to Section 9.1(c) of the Trust Agreement, the Monthly Distribution Date specified by the Owner Trustee pursuant to said Section 9.3(a) or 9.1(c), as applicable.

                  "Prepayment Price" shall mean an amount equal to the Certificate Balance of the Class of Certificates to be prepaid plus accrued and unpaid interest thereon at the applicable Certificate Rate plus interest on any overdue interest at the applicable Certificate Rate (to the extent lawful) to but excluding the Prepayment Date.

                  "PRIMUS"  shall mean,  until  August 1999,  PRIMUS  Automotive
Financial Services, Inc. (and any of its subsidiaries), a wholly owned subsidiary of Ford Credit conducting its business as a corporate entity separate from Ford Credit and beginning in August 1999, Primus Financial Services, a d/b/a of Ford Credit, conducting its business as a division of Ford Credit.

                  "Principal Balance" of a Receivable, as of the close of business on the last day of a Collection Period, shall mean the Amount Financed minus the sum of (a) in the case of an Actuarial Receivable, that portion of all Scheduled Payments due on or prior to such day allocable to principal using the actuarial or constant yield method, (b) in the case of a Simple Interest Receivable, that portion of all Scheduled Payments actually received on or prior to such date allocable to principal using the Simple Interest Method, (c) any refunded portion of extended warranty protection plan costs, or of physical damage, credit life, or disability insurance premiums included in the Amount Financed, (d) any payment of the Purchase Amount with respect to the Receivable allocable to principal and (e) any prepayment in full or any partial prepayments applied to reduce the principal balance of the Receivable.

                  "Principal Distribution Account" shall mean the administrative subaccount of the Collection Account established and maintained as such pursuant to Section 4.1(b) of the Sale and Servicing Agreement.

                  "Proceeding" shall mean any suit in equity, action at law or other judicial or administrative proceeding.

                  "Program" shall have the meaning specified in Section 3.11 of the Sale and Servicing Agreement.

                  "Prospectus"   shall  have  the  meaning   specified   in  the
Underwriting Agreement.

                  "Purchase Agreement" shall mean the Purchase Agreement, dated as of October 1, 2000, by and between the Seller and Ford Credit.

                  "Purchase Amount" shall mean the amount, as of the close business on the last day of a Collection Period, required to be paid by an Obligor to prepay in full the respective Receivable under the terms thereof (which amount shall include a full month's interest, in the month of payment, at the Annual Percentage Rate).

                  "Purchased Property" shall mean the Initial Receivables and related property described in Section 2.1(a) of the Purchase Agreement and the Additional Receivables and related property described in Section 2.1(b) of the Purchase Agreement.

                  "Purchased Receivable" shall mean a Receivable purchased as of the close of business on the last day of the respective Collection Period by the Servicer pursuant to Section 3.7 of the Sale and Servicing Agreement or by the Seller pursuant to Section 6.2 of the Purchase Agreement.

                  "Purchaser" shall mean the Seller in its capacity as Purchaser under the Purchase Agreement.

                  "Qualified Institution" shall mean any depository institution organized under the laws of the United States of America or any one of the states thereof or incorporated under the laws of a foreign jurisdiction with a branch or agency located in the United States of America or one of the states thereof and subject to supervision and examination by federal or state banking authorities which at all times has a short-term deposit rating of P-1 by Moody's and A-1+ by Standard & Poor's and, in the case of any such institution organized under the laws of the United States of America, whose deposits are insured by the Federal Deposit Insurance Corporation or any successor thereto.

                  "Qualified Trust Institution" shall mean the corporate trust department of The Bank of New York, The Chase Manhattan Bank, or any institution organized under the laws of the United States of America or any one of the states thereof or incorporated under the laws of a foreign jurisdiction with a branch or agency located in the United States of America or one of the states thereof and subject to supervision and examination by federal or state banking authorities which at all times (i) is authorized under such laws to act as a trustee or in any other fiduciary capacity, (ii) holds not less than one billion dollars in assets in its fiduciary capacity, (iii) has a long-term deposit rating of not less than Baa3 from Moody's and (iv) if any of the Trust Accounts are no longer held as separate Trust Accounts, then with respect to the institution holding those assets, a long-term unsecured debt rating of AA- by Standard & Poor's.

                  "Quarterly Interest Period" means, with respect to the Floating Rate Class A Notes which are Quarterly Pay Class A Notes and the accrual of LIBOR-based interest on the Quarterly Pay Interest Rate Swaps, in the case of the first Quarterly Payment Date, the period from and including the Closing Date to but excluding January 16, 2001; and for any other Quarterly Payment Date, the period from the last Quarterly Payment Date to but excluding such Quarterly Payment Date.

                  "Quarterly Pay Floating Rate Class A Note Interest Rate Swaps" means, on any Monthly Distribution Date, all Floating Rate Class A Note Interest Rate Swaps that have not become Monthly Pay Class A Note Interest Rate Swaps.

                  "Quarterly   Pay  Class  A  Note"   means,   on  any   Monthly
Distribution Date, a Subclass of Floating Rate Class A Notes that has not become a Monthly Pay Class A Note.

                  "Quarterly Pay Class A Note Interest Amounts" means, for any Quarterly Payment Date, the amount of interest due or accrued on each Subclass of Class A Notes which is a Quarterly Pay Class A Note.

                  "Quarterly Pay Class A Noteholders' Interest Carryover Shortfall" shall mean, with respect to any Quarterly Payment Date, the excess of the Quarterly Pay Class A Noteholders' Accrued Interest for the preceding Quarterly Payment Date and any outstanding Quarterly Pay Class A Noteholders' Interest Carryover Shortfall on such preceding Monthly Distribution Date, over the amount in respect of interest that is actually paid to Noteholders of Class A Notes which were Quarterly Pay Class A Notes on such preceding Quarterly
Payment Date, plus interest on the amount of interest due but not paid to Noteholders of such Quarterly Pay Class A Notes on the preceding Quarterly Payment Date, to the extent permitted by law, at the respective Note Interest Rates borne by such Class A Notes for the related Interest Period.

                  "Quarterly Pay Class A Noteholders' Accrued Interest" shall mean, with respect to any Quarterly Payment Date, the aggregate interest accrued for the related Interest Period on the Quarterly Pay Class A Notes at the respective Note Interest Rate for each such Quarterly Pay Class A Note on the outstanding principal amount of such Notes on the immediately preceding
Quarterly Payment Date upon which interest was payable on each such Quarterly Pay Class A Note, or the Closing Date, as the case may be, after giving effect to all payments of principal to the Noteholders of such Subclass of Notes on or prior to such preceding Quarterly Payment Date.

                  "Quarterly Payment Date" shall mean the 15th day of every January, April, July and October (or if such day is not a Business Day, on the next Business Day).

                  "Rating Agency" shall mean each of the nationally recognized statistical rating organizations designated by the Seller or an Affiliate to provide a rating on the Notes or the Certificates which is then rating such Notes or Certificates. If no such organization or successor is any longer in existence, "Rating Agency" shall be a nationally recognized statistical rating organization or other comparable Person designated by the Seller or an Affiliate, notice of which designation shall be given to the Indenture Trustee, the Owner Trustee and the Servicer.

                  "Rating Agency Condition" shall mean, with respect to any action, that each Rating Agency shall have been given prior notice thereof and that each of the Rating Agencies shall have notified the Seller, the Servicer, the Owner Trustee and the Indenture Trustee in writing that such action will not result in a reduction or withdrawal of the then current rating of the Notes or the Certificates.

                  "Realized Losses" shall mean, the excess of the Principal Balance of any Liquidated Receivable over Liquidation Proceeds to the extent allocable to principal received in the Collection Period.

                  "Receivable" shall mean any retail installment sale contract which shall appear on the Schedule of Receivables attached to the Purchase Agreement or to any First Tier Subsequent Assignment or Second Tier Subsequent Assignment and any amendments, modifications or supplements to such retail installment sale contract which has not been released by the Indenture Trustee and the Owner Trustee from the Trust.

                  "Receivable  Files"  shall  mean the  documents  specified  in
Section 2.4 of the Sale and Servicing Agreement.

                  "Record Date" shall mean, (i) with respect to any Quarterly Payment Date or Redemption Date and any Book-Entry Note for the Quarterly Pay Class A Notes, the close of business on the day prior to such Quarterly Payment Date or Redemption Date or, with respect to any Definitive Note for the Quarterly Pay Class A Notes, the last day of the month preceding the month in which such Quarterly Payment Date or Redemption Date occurs, (ii) with respect to any Monthly Distribution Date or Redemption Date and any Book-Entry Note for the Monthly Pay Class A Notes, Class B Notes and VPTNs, the close of business on the day prior to such Monthly Distribution Date or Redemption Date or, with respect to any Definitive Note for the Monthly Pay Class A Notes, Class B Notes and VPTNs, the last day of the month preceding the month in which such Monthly Distribution Date or Redemption Date occurs, and (iii) with respect to any Monthly Distribution Date or Prepayment Date and any Certificate, the close of business on the last day of the month preceding the month in which such Monthly Distribution Date or Prepayment Date occurs.

                  "Redemption Date" shall mean with respect to a redemption of the Class A Notes, the VPTNs and the Class B Notes pursuant to Section 10.1 of the Indenture, the Monthly Distribution Date specified by the Servicer pursuant to said Section 10.1.

                  "Redemption Price" shall mean an amount equal to the unpaid principal amount of the Class of Notes to be redeemed plus accrued and unpaid interest thereon at the applicable Note Interest Rate plus interest on any overdue interest at the applicable Note Interest Rate (to the extent lawful) to but excluding the Redemption Date.

                  "Registered  Noteholder" shall mean the Person in whose name a
Note is registered on the Note Register on the applicable Record Date.

                  "Regular Principal Distribution Amount" shall mean, with respect to any Monthly Distribution Date, an amount not less than zero equal to the difference between (i) the excess, if any, of (a) the sum of the aggregate outstanding principal amount of all the Notes and the Aggregate Certificate Balance of all of the Certificates as of the preceding Monthly Distribution Date (after giving effect to any principal payments made on the Securities and issuance of any additional VPTNs on such preceding Monthly Distribution Date) or the Closing Date, as the case may be, less the amount on deposit in the Accumulation Account (exclusive of investment earnings) after giving effect to all principal payments on the Securities on such preceding Monthly Distribution Date over (b) the difference between (x) the Pool Balance at the end of the Collection Period preceding such Monthly Distribution Date minus (y) the sum of the Specified Overcollateralization Amount with respect to such Monthly Distribution Date and the Yield Supplement Overcollateralization Amount with respect to such Monthly Distribution Date, minus (ii) the sum of the First Priority Principal Distribution Amount, if any, and the Second Priority Principal Distribution Amount, if any, each with respect to such Monthly Distribution Date; provided, however, that the Regular Principal Distribution Amount shall not exceed the sum of the aggregate outstanding principal amount of all of the Notes and the Aggregate Certificate Balance of all of the Certificates on such Monthly Distribution Date (after giving effect to any principal payments made on the Securities on such Monthly Distribution Date in respect of the First Priority Principal Distribution Amount, if any, and the Second Priority Principal Distribution Amount, if any); and provided, further, that (i) the Regular Principal Distribution Amount on or after the Class C Final Scheduled Distribution Date shall not be less than the amount that is necessary to reduce the Certificate Balance of the Class C Certificates to zero; and (ii) the Regular Principal Distribution Amount on or after the Class D Final Scheduled Distribution Date shall not be less than the amount that is necessary to reduce the Certificate Balance of the Class D Certificates to zero.

                  "Related Agreements" shall have the meaning specified in the recitals to the Administration Agreement.

     "Representative" shall mean Deutsche Banc Alex. Brown, as representative of the several Underwriters.

                  "Repurchase Event" shall mean the occurrence of a breach of any of the Seller's representations and warranties contained in Section 3.2(b) of the Purchase Agreement obligating the Seller to repurchase Receivables thereunder at the Purchase Amount from the Purchaser or from the Trust.

                  "Required Rating" shall mean a rating on (i) short-term unsecured debt obligations of P-1 by Moody's and (ii) short-term unsecured debt obligations of A-1+ by Standard & Poor's, (iii) short-term unsecured debt obligations of F1+ by Fitch, if rated by Fitch; and any requirement that short-term unsecured debt obligations have the "Required Rating" shall mean that such short-term unsecured debt obligations have the foregoing required ratings from each of such Rating Agencies and (iv) if the Reserve Account is no longer held in a segregated trust account, then "Required Rating" shall then also include long-term unsecured debt rating of AA- by Standard & Poor's.

                  "Reserve Account" shall mean the account established and maintained as such pursuant to Section 4.8(a) of the Sale and Servicing Agreement.

                  "Reserve Account Property" shall have the meaning specified in
Section 4.8(a) of the Sale and Servicing Agreement.

                  "Reserve Account Release Amount" shall mean, with respect to any Monthly Distribution Date, an amount equal to the excess, if any, of (i) the amount of cash or other immediately available funds in the Reserve Account on such Monthly Distribution Date (prior to giving effect to any withdrawals therefrom relating to such Monthly Distribution Date) over (ii) the Specified Reserve Balance with respect to such Monthly Distribution Date.

                  "Reserve Initial Deposit" shall mean, with respect to the Closing Date, $14,997,999.97.

                  "Revolving Period" shall mean the period from the Closing Date and ending on (but not including) the earlier to occur of (1) the Scheduled Amortization Date and (2) the date on which an Early Amortization Event occurs.

                  "Sale and Servicing Agreement" shall mean the Sale and Servicing Agreement, dated as of October 1, 2000, by and among the Trust, as issuer, the Seller, as seller, and Ford Credit, as servicer.

                  "Scheduled Payment" shall mean, for any Collection Period for any Receivable, the amount indicated in such Receivable as required to be paid by the Obligor in such Collection Period (without giving effect to deferments of payments pursuant to Section 3.2 of the Sale and Servicing Agreement or any rescheduling in any insolvency or similar proceedings).

                  "Scheduled Amortization Date" means the Targeted Scheduled Distribution Date for the Class A-1 Notes.

                  "Schedule of Additional Receivables" shall mean the list identifying the Additional Receivables attached as Schedule A to each First Tier Subsequent Assignment and each Second Tier Subsequent Assignment (which lists may be in the form of computer tape, microfiche, compact disk or other electronic medium).

                  "Schedule of Initial Receivables" shall mean the list identifying the Initial Receivables attached as Schedule A to the Sale and Servicing Agreement and the Indenture and Exhibit B to the Purchase Agreement (which lists may be in the form of computer tape, microfiche, compact disk or other electronic medium).

                  "Schedule of Receivables" shall mean the Schedule of Initial Receivables as supplemented by each Schedule of Additional Receivables (which lists may be in the form of computer tape, microfiche, compact disk or other electronic medium).

                  "Second Priority Principal Distribution Amount" shall mean, with respect to any Monthly Distribution Date, an amount not less than zero equal to the difference between (i) the excess, if any, of (a) the aggregate outstanding principal amount of the Class A Notes, the VPTNs and the Class B Notes as of the preceding Monthly Distribution Date (after giving effect to any principal payments made on the Class A Notes, the VPTNs and Class B Notes and the issuance of any additional VPTNs on such preceding Monthly Distribution
Date) less the amount on deposit in the Accumulation Account (exclusive of investment earnings from Permitted Investments) after giving effect to all principal payments on the Securities on such preceding Monthly Distribution Date over (b) the difference between (1) the Pool Balance at the end of the Collection Period preceding such Monthly Distribution Date and (2) the Yield Supplement Overcollateralization Amount with respect to such Monthly Distribution Date minus (ii) the First Priority Principal Distribution Amount, if any, with respect to such Monthly Distribution Date; provided, however, that the Second Priority Principal Distribution Amount shall not exceed the sum of the aggregate outstanding principal amount of all the Notes and the Aggregate Certificate Balance of all of the Certificates on such Monthly Distribution Date (after giving effect to any principal payments made on the Securities on such Monthly Distribution Date in respect of the First Priority Principal Distribution Amount, if any); and provided, further that the Second Priority Principal Distribution Amount on or after the Class B Final Scheduled Distribution Date shall not be less than the amount that is necessary to reduce the outstanding principal amount of the Class B Notes to zero.

                  "Second Tier Subsequent Assignment" shall mean a duly executed written assignment, substantially in the form of Exhibit A to the Sale and Servicing Agreement, which shall include a Schedule of Additional Receivables attached thereto listing the Additional Receivables by which the Seller shall sell, transfer, assign and otherwise convey Subsequent Trust Property to the Issuer.

                  "Secretary of State" shall mean the Secretary of State of the State of Delaware.

                  "Securities" shall mean the Notes and the Certificates, collectively.

                  "Securities Act" shall mean the Securities Act of 1933, as amended.

                  "Securityholders"   shall   mean  the   Noteholders   and  the
Certificateholders, collectively.

                  "Seller" shall mean Ford Credit Auto Receivables Two L.P. as the seller of the Receivables under the Sale and Servicing Agreement, and each successor to Ford Credit Auto Receivables Two L.P. (in the same capacity) pursuant to Section 5.3 of the Sale and Servicing Agreement.

                  "Servicer" shall mean Ford Credit as the servicer of the Receivables, and each successor to Ford Credit (in the same capacity) pursuant to Section 6.3 of the Sale and Servicing Agreement.

                  "Servicer's Certificate" shall mean a certificate completed and executed by the Servicer by any executive vice president, any vice president, the treasurer, any assistant treasurer, the controller, or any assistant controller of the Servicer pursuant to Section 3.9 of the Sale and Servicing Agreement.

                  "Servicing Fee" shall mean, with respect to a Collection Period, the fee payable to the Servicer for services rendered during such Collection Period, which shall be equal to one-twelfth of the Servicing Fee Rate multiplied by the Pool Balance as of the first day of the Collection Period.

                  "Servicer Liquidity Advance" shall have the meaning as set first in Section 4.5 of the Sale and Servicing Agreement.

                  "Servicing Fee Rate" shall mean 1.0% per annum.

                  "Simple Interest Advance" shall mean the amount of interest, as of the close of business on the last day of a Collection Period, which the Servicer is required to advance on the Simple Interest Receivables pursuant to
Section 4.4(b) of the Sale and Servicing Agreement.

                  "Simple Interest Method" shall mean the method of allocating a fixed level payment to principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the product of the fixed rate of interest multiplied by the unpaid principal balance multiplied by the period of time elapsed since the preceding payment of interest was made.

                  "Simple Interest Receivable" shall mean any Receivable under which the portion of a payment allocable to interest and the portion allocable to principal is determined in accordance with the Simple Interest Method.

                  "Specified Credit Enhancement Amount" shall mean, with respect to any Monthly Distribution Date, the greatest of (i) $14,997,999.97, (ii) 1.00% of the Pool Balance at the end of the Collection Period preceding such Monthly Distribution Date or (iii) the aggregate principal balance of the Receivables that are delinquent 91 days or more and are not Liquidated Receivables at the end of the Collection Period preceding such Monthly Distribution Date; provided, however, that the Specified Credit Enhancement Amount with respect to any Monthly Distribution Date shall not exceed the sum of the aggregate outstanding principal amount of all the Notes and the Aggregate Certificate Balance of all the Certificates as of the preceding Monthly Distribution Date (after giving effect to any principal payments made on the Securities on such preceding Monthly Distribution Date).

                  "Specified Overcollateralization Amount" shall mean, with respect to any Monthly Distribution Date, the excess, if any, of (a) the Specified Credit Enhancement Amount over (b) the Specified Reserve Balance, each with respect to such Monthly Distribution Date.

                  "Specified Reserve Balance" shall mean the sum of:

                  (i) the lesser of

                           (a) $14,997,999.97 and

                           (b) the sum of the aggregate outstanding principal amount of all the Notes and the Aggregate Certificate Balance of all the Certificates as of the preceding Monthly Distribution Date (after giving effect to any principal payments made on the Securities on such preceding Monthly Distribution Date) and

                  (ii) plus, in each case, if any amounts are on deposit in the Accumulation Account on such Monthly Distribution Date (after giving effect to all deposits and withdrawals from the Accumulation Account on such Monthly Distribution Date), an amount equal to the product of (x) the amount on deposit in the Accumulation Account (after giving effect to all deposits and withdrawals from the Accumulation Account on such Monthly Distribution Date), (y) the weighted average interest rate of the outstanding Securities on such date (after giving effect to all principal payments on such date) minus (one-month LIBOR as determined for the Interest Period beginning on the preceding Monthly Distribution Date less 2.50%), and (z) a fraction, which
                           (A) if such Monthly Distribution Date occurs during the Revolving Period, the numerator of which is one and the denominator of which is 12 and
                           (B) if such Monthly Distribution Date occurs during the Amortization Period, the numerator of which is the number of Monthly Distribution Dates after such Monthly Distribution Date through and including the next Monthly Distribution Date that is a Targeted Scheduled Distribution Date for any Subclass of Class A Notes and the denominator of which is 12.

                  "Spread" means (i) with respect to the Class A-1 Notes, 0.06%;
(ii) with respect to the Class A-4 Notes, 0.10%; (iii) with respect to the Class A-5 Notes, 0.12%; and (iv) with respect to any VPTN, the percentage over LIBOR as determined at the time of issuance as set forth in such VPTN, which percentage shall not exceed 1.50%.

                  "Standard & Poor's" shall mean Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

                  "State" shall mean any state or commonwealth of the United States of America, or the District of Columbia.

                  "Subclass" shall mean any subclass of Class A Notes, including the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Class A-5 Notes.

                  "Subsequent Cutoff Date" means, with respect to any Additional Receivable, the opening of business on the first day of the calendar month in which such Additional Receivable is purchased by the General Partner or by the Issuer, as the case may be.

                  "Subsequent  Purchased  Property"  shall  have the  meaning in
Section 2.1(b) of the Purchase Agreement.

                  "Subsequent Transfer Date" shall mean, with respect to an Additional Receivable, the Monthly Distribution Date on which such Additional Receivable is sold, transferred, assigned or otherwise conveyed either (i) from Ford Credit to the Seller Partner pursuant to a First Tier Subsequent Assignment or (ii) from the Seller to the Issuer pursuant to a Second Tier Subsequent Assignment, as the case may be.

                  "Subsequent Trust Property" shall have the meaning specified in Section 2.1(b) of the Sale and Servicing Agreement.

                  "Successor Servicer" shall mean an institution appointed as successor Servicer pursuant to Section 9.2 of the Sale and Servicing Agreement.

                  "Supplemental Servicing Fee" shall mean the fee payable to the Servicer for certain services rendered during the respective Collection Period, determined pursuant to and defined in Section 3.8 of the Sale and Servicing Agreement.

                  "Swap Counterparty" shall mean Deutsche Bank AG, acting through its New York Branch, as swap counterparty under the Interest Rate Swap Agreements, or any successor or replacement swap counterparty from time to time under any Interest Rate Swap Agreement. Each Swap Counterparty (or the institution guaranteeing such Swap Counterparty's obligations) must have ratings at least equal to "Aa3" by Moody's, "AA-" by Fitch and "AA-" by S&P at the time of entering into the Interest Rate Swap Agreement.
                  "Swap Termination Payment" shall mean any termination payment payable by the Issuer to a Swap Counterparty or by a Swap Counterparty to the Issuer under an Interest Rate Swap Agreement.

                  "Targeted Scheduled Distribution Date" shall mean with respect to any Subclass of Class A Notes, the date set forth below opposite such Subclass of Class A Notes:


                                                       Targeted Scheduled
                     Subclass                           Distribution Date

                  Class A-1 Notes                       October 15, 2002

                  Class A-2 Notes                        April 15, 2003

                  Class A-3 Notes                       October 15, 2003

                  Class A-4 Notes                        April 15, 2004

                  Class A-5 Notes                       October 15, 2004

                  "Three-Month Rolling Average Delinquency Ratio" shall mean, for any Monthly Distribution Date, a rolling three month average (or, in the case of the first Monthly Distribution Date following the Closing Date, the rolling one-month average, or in the case of the second Monthly Distribution Date following the Closing Date, the rolling two-month average) of the ratio, expressed as a percentage, of (a) the aggregate Principal Balance of the Receivables over 60 days delinquent (excluding any Liquidated Receivables) during the related Collection Period to (b) the average of the aggregate outstanding Principal Balance of the Receivables as of the end of the related Collection Period; provided, that for purposes of determining the date on which an Early Amortization Event has occurred, the Three-Month Rolling Average Delinquency Ratio will be deemed to have been determined as of the end of the related Collection Period.

                  "Three-Month Rolling Average Realized Loss Ratio"means, for any Monthly Distribution Date, a rolling three month average (or, in the case of the first Monthly Distribution Date following the Closing Date, the rolling one-month average, or in the case of the second Monthly Distribution Date following the Closing Date, the rolling two-month average) of the ratio, expressed as a percentage, of (a) the aggregate of the Realized Losses incurred during the related Collection Period to (b) the aggregate outstanding principal balance of the receivables as of the first day of the related Collection Period; provided, that for purposes of determining the date on which an Early Amortization Event has occurred, the Three-Month Rolling Average Realized Loss Ratio will be deemed to have been determined as of the end of the related Collection Period.

                  "Total Required Payment" shall mean, with respect to any Monthly Distribution Date, the sum of the Servicing Fee and all unpaid Servicing Fees from prior Collection Periods, the Accrued Monthly Pay Class A Interest, the Class A Quarterly Interest Funding Account Deposit Amount, the Accrued VPTN Interest, any Net Swap Payments with respect to the Variable Pay Term Notes Interest Rate Swap and the Monthly Pay Floating Rate Class A Notes Interest Rate Swaps and any Swap Termination Payments due and payable to Swap Counterparties, any Swap Termination Payments payable by the Issuer to the Swap Counterparties, the First Priority Principal Distribution Amount, the Accrued Class B Note Interest, the Second Priority Principal Distribution Amount, the Accrued Class C Certificate Interest and the Accrued Class D Certificate Interest; provided, however, that following the occurrence and during the continuation of an Event of Default which has resulted in an acceleration of the Notes, on any Monthly Distribution Date until the Monthly Distribution Date on which the outstanding principal amount of all the Notes has been paid in full, the Total Required Payment shall mean the sum of the Servicing Fee and all unpaid Servicing Fees from prior Collection Periods, the Accrued Monthly Pay Class A Interest, the Accrued Quarterly Pay Class A Interest, the Class A Quarterly Interest Funding Account Deposit Amount, the Accrued VPTN Interest, any Net Swap Payments, any Swap Termination Payments payable by the Issuer to any Swap Counterparties, the Accrued Class B Note Interest, the Accrued Class C Certificate Interest, and the amount necessary to reduce the outstanding principal amount of all the Notes to zero.

                  "Transfer" shall have the meaning specified in Section 3.3 of the Trust Agreement.

                  "Transfer Agent" means the Person or Persons authorized by the Issuer to exchange or register the transfer of notes.

                  "Treasury Regulations" shall mean regulations, including proposed or temporary regulations, promulgated under the Code. References to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

                  "Trust" shall mean Ford Credit Auto Owner Trust 2000-F, a Delaware business trust established pursuant to the Trust Agreement.

                  "Trust Accounts" shall have the meaning specified in Section 4.8(a) of the Sale and Servicing Agreement.

                  "Trust Agreement" shall mean the Amended and Restated Trust Agreement dated as of October 1, 2000, by and among the Seller, as depositor, the Owner Trustee and the Delaware Trustee.

                  "Trust Indenture Act" or "TIA" shall mean the Trust Indenture Act of 1939, as amended, unless otherwise specifically provided.

                  "Trustee Officer" shall mean, with respect to the Indenture Trustee, any officer within the Corporate Trust Office of the Indenture Trustee with direct responsibility for the administration of the Indenture and the other Basic Documents on behalf of the Indenture Trustee and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject and, with respect to the Owner Trustee, any officer within the Corporate Trust Office of the Owner Trustee with direct responsibility for the administration of the Trust Agreement and the other Basic Documents on behalf of the Owner Trustee.

                  "Trust  Property"  shall  have  the  meaning  as set  forth in
Section 2.1(a) of the Sale and Servicing Agreement.

                  "UCC" shall mean the Uniform Commercial Code as in effect in any relevant jurisdiction.

                  "Underwriters" shall mean Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc.

                  "Underwriting   Agreement"   shall   mean   the   Underwriting
Agreement, dated October 18, 2000 between the Seller and the Representative of the several Underwriters.

                  "Underwritten Securities" shall mean the Class A Notes and Class B Notes.

                  "Variable Pay Term Notes Interest Rate Swap Agreement" shall mean the interest rate swap agreement, dated October 26, 2000, including all schedules and confirmations thereto, between the Issuer and the Swap Counterparty, as the same may be amended, supplemented, renewed, extended or replaced from time to time, which agreement provide for payments on notional amounts equal to the aggregate outstanding principal balance of the VPTNs. The Variable Pay Term Notes Interest Rate Swap Agreement shall provide that if the rating of the Swap Counterparty (including any replacement Swap Counterparty or any institution guaranteeing the Swap Counterparty's obligations under the Floating Rate Class A Note Interest Rate Swap Agreement) (i) falls below a rating of "Aa3" by Moody's, "AA-" by Fitch or "AA-" by S&P or (ii) is suspended or withdrawn, then such Swap Counterparty, within 30 days, must either (1) post collateral with a rating of at least "P-1" by Moody's, "F1" by Fitch and "A-1" by S&P to the Issuer, (2) assign its rights and obligations in and under the applicable Floating Rate Class A Note Interest Rate Swap Agreement to another eligible Swap Counterparty acceptable to the Issuer or (3) take other remedial action acceptable to the Rating Agencies and to the Issuer, and if the Swap Counterparty fails to take such actions, the Trust may terminate such Floating rate Class A Note Interest Rate Swap Agreement, provided, however, that such actions as listed in (1), (2) and (3) above shall only be required if such actions are necessary to maintain the ratings of the Class A Notes and VPTNs prior to such reduction, suspension or withdrawal.

                  "VPTN" shall mean the Floating Rate Asset Backed Variable Pay Term Notes issued from time to time by the Trust pursuant to the Indenture, substantially in the form of Exhibit VPTN to the Indenture.

                  "VPTN Noteholders' Interest Carryover Shortfall" shall mean, with respect to any Monthly Distribution Date, the excess of the VPTN Noteholders' Monthly Accrued Interest for the preceding Monthly Distribution Date and any outstanding VPTN Noteholders' Interest Carryover Shortfall on such preceding Monthly Distribution Date, over the amount in respect of interest that is actually paid to holders of the VPTNs on such preceding Monthly Distribution Date, plus interest on the amount of interest due but not paid to holders of the VPTNs on the preceding Monthly Distribution Date, to the extent permitted by law, at the respective Note Interest Rates borne by such VPTNs for the related Interest Period.

                  "VPTN Noteholders' Monthly Accrued Interest" shall mean, with respect to any Monthly Distribution Date, the aggregate interest accrued for the related Interest Period on each VPTN at the respective VPTN Rate for each VPTN on the outstanding principal amount of each such VPTN on the immediately preceding Monthly Distribution Date or the respective date of issuance, as the case may be, after giving effect to all payments of principal to the holders of the VPTNs on or prior to such preceding Monthly Distribution Date.

                  "VPTN Final Scheduled Distribution Date" shall mean the January 2005 Monthly Distribution Date.

                  "VPTN Issuance Amount" shall mean, for any Targeted Scheduled Distribution Date, the amount the Issuer is able to issue pursuant to Section 2.2(d) of the Indenture.

                  "VPTN Noteholder" shall mean the Person in whose name a VPTN is registered on the Note Register, or if no VPTN has been issued and a Servicer Liquidity Advance has been made, the Servicer.

                  "VPTN Percentage" means, for any Monthly Distribution Date, 100% minus the Class A Percentage for that Monthly Distribution Date.

                  "VPTN Proceeds Account" shall mean the account established and maintained pursuant to Section 4.1(g) of the Sale and Servicing Agreement.

                  "VPTN Rate" shall mean, with respect to each VPTN, on any Monthly Distribution Date, the rate equal to one-month LIBOR on the related LIBOR Determination Date plus the fixed percentage spread for such VPTN determined at the time of issuance based on market conditions; provided that such interest rate shall not exceed one-month LIBOR plus 1.50%. Interest with respect to any VPTN shall be computed on the basis of actual days elapsed and a 360-day year for all purposes of the Basic Documents.

                  "Void  Transfer"  shall have the meaning  specified in Section
3.3 of the Trust Agreement.

                  "Yield  Supplement  Overcollateralization  Amount" shall mean, with respect to the Receivables and any Collection Period or Monthly Distribution Date, the amount specified on the Yield Supplement Overcollateralization Schedule with respect to such Collection Period or Monthly Distribution Date as such amounts may be increased upon the purchase of Additional Receivables by multiplying (i) the aggregate principal balance of the Additional Receivables in each pool as of its Subsequent Cutoff Date by (ii) the YSOA Factor that corresponds to the number of months which have passed since such pool's Subsequent Cutoff Date and adding the result to the Yield Supplement Overcollateralization Amount as of the immediately preceding Monthly Distribution Date.

                  "Yield Supplement Overcollateralization Schedule" shall mean for the Closing Date and each Monthly Distribution Date listed below, the following schedule:

                                                          Yield Supplement
            For the Closing Date and for each       Overcollateralization Amount
             Collection Period preceding the          for the initial Pool of
          following Monthly Distribution Dates:          Receivables on the
                                                            Closing Date

         Closing Date.........................                   $216,824,370.04
         November 2000........................                    208,232,015.48
         December 2000........................                    199,792,246.68
         January 2001.........................                    191,507,595.42
         February 2001........................                    183,380,458.76
         March 2001...........................                    175,413,239.97
         April 2001...........................                    167,608,454.64
         May 2001.............................                    159,968,525.04
         June 2001............................                    152,495,945.68
         July 2001............................                    145,193,204.80
         August 2001..........................                    138,062,832.23
         September 2001.......................                    131,107,370.18
         October 2001.........................                    124,329,463.70
         November 2001........................                    117,731,833.56
         December 2001........................                    111,317,190.45
         January 2002.........................                    105,087,271.58
         February 2002........................                     99,043,095.21
         March 2002...........................                     93,185,789.98
         April 2002...........................                     87,516,757.34
         May 2002.............................                     82,037,339.83
         June 2002............................                     76,748,491.40
         July 2002............................                     71,651,192.82
         August 2002..........................                     66,746,831.08
         September 2002.......................                     62,036,913.25
         October 2002.........................                     57,523,585.09
         November 2002........................                     53,209,013.72
         December 2002........................                     49,095,041.52
         January 2003.........................                     45,181,610.36
         February 2003........................                     41,467,205.90
         March 2003...........................                     37,949,333.37
         April 2003...........................                     34,625,235.00
         May 2003.............................                     31,491,578.06
         June 2003............................                     28,542,224.28
         July 2003............................                     25,769,581.15
         August 2003..........................                     23,166,520.66
         September 2003.......................                     20,723,384.86
         October 2003.........................                     18,438,472.56
         November 2003........................                     16,309,631.03
         December 2003........................                     14,334,665.49
         January 2004.........................                     12,511,024.92
         February 2004........................                     10,835,955.52
         March 2004...........................                      9,307,014.82
         April 2004...........................                      7,921,419.28
         May 2004.............................                      6,675,006.69
         June 2004............................                      5,561,606.79
         July 2004............................                      4,574,710.43
         August 2004..........................                      3,707,773.07
         September 2004.......................                      2,950,504.04
         October 2004.........................                      2,296,495.37
         November 2004........................                      1,738,774.93
         December 2004........................                      1,270,214.20
         January 2005.........................                        885,792.40
         February 2005........................                        579,937.49
         March 2005...........................                        347,258.83
         April 2005...........................                        181,864.46
         May 2005.............................                         76,819.20
         June 2005............................                         20,702.98
         July 2005............................                    $       138.05

         "YSOA Factor" means, with respect to (1) any pool of Additional Receivables and (2) the Monthly Distribution Date on which that pool of Additional Receivables is purchased by the Trust and each Monthly Distribution Date thereafter, the factor specified in the table below:


                 Number of Months Since Purchase    YSOA Factor
                 of the Pool of Additional
                 Receivables

                                 0                      0.072284428088
                                 1                      0.069419927962
                                 2                      0.066606296539
                                 3                      0.063844377857
                                 4                      0.061134971044
                                 5                      0.058478877296
                                 6                      0.055876935255
                                 7                      0.053329952452
                                 8                      0.050838760501
                                 9                      0.048404188926
                                10                      0.046027081117
                                11                      0.043708284589
                                12                      0.041448681144
                                13                      0.039249177826
                                14                      0.037110678318
                                15                      0.035033761768
                                16                      0.033018767641
                                17                      0.031066072201
                                18                      0.029176142660
                                19                      0.027349426591
                                20                      0.025586242019
                                21                      0.023886915912
                                22                      0.022251910661
                                23                      0.020681728690
                                24                      0.019177085348
                                25                      0.017738703104
                                26                      0.016367196167
                                27                      0.015062545158
                                28                      0.013824245228
                                29                      0.012651464678
                                30                      0.011543284129
                                31                      0.010498592521
                                32                      0.009515343492
                                33                      0.008591005869
                                34                      0.007723203330
                                35                      0.006908716130
                                36                      0.006146977130
                                37                      0.005437268657
                                38                      0.004778859021
                                39                      0.004170897768
                                40                      0.003612466843
                                41                      0.003102751980
                                42                      0.002640825209
                                43                      0.002225298941
                                44                      0.001854116149
                                45                      0.001525106827
                                46                      0.001236089171
                                47                      0.000983632500
                                49                      0.000579668934
                                51                      0.000295303508
                                52                      0.000193338276
                                53                      0.000115768379
                                54                      0.000060629571
                                55                      0.000025609815
                                56                      0.000000000000
                                57                      0.000000000000